UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2026

Aura Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40971	32-0271970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Guest Street
Boston, Massachusetts	02135
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 500-8864

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	AURA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 4, 2026, Aura Biosciences, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Leerink Partners LLC, TD Securities (USA) LLC and Evercore Group L.L.C., as representatives of the several underwriters named therein (the “Underwriters”), relating to an underwritten public offering (including the offering of the Option Shares (as defined below), the “Offering”) of (i) 39,591,000 shares (the “Firm Shares”, together with the Option Shares, the “Shares”) of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), and (ii) to certain investors, pre-funded warrants to purchase up to 3,800,000 shares of Common Stock (the “Pre-Funded Warrants”). All of the Shares and the Pre-Funded Warrants in the Offering were sold by the Company. Each Share was offered and sold at an offering price of $6.00, and each Pre-Funded Warrant was offered and sold at an offering price of $5.99999, which is equal to the offering price per share of Common Stock less the $0.00001 exercise price of each Pre-Funded Warrant. Under the terms of the Underwriting Agreement, the Company granted the Underwriters an option, for a period of 30 days after the date of the Prospectus Supplement (as defined below), to purchase up to an additional 6,508,650 shares of Common Stock (the “Option Shares”) at the public offering price in the Offering, less underwriting discounts and commissions (the “Underwriters’ Option”), which the Underwriters exercised in full on May 4, 2026. The Offering closed on May 5, 2026.

Each Pre-Funded Warrant has an initial exercise price per share of $0.00001, subject to certain adjustments. The Pre-Funded Warrants are exercisable immediately and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full. A holder (together with its affiliates and other attribution parties) may not exercise any portion of a Pre-Funded Warrant to the extent that immediately prior to or after giving effect to such exercise the holder would own more than 4.99% or 9.99% of the Company’s outstanding Common Stock immediately after exercise, which percentage may be changed at the holder’s election to a lower or higher percentage not in excess of 19.99% upon 61 days’ notice to the Company subject to the terms of the Pre-Funded Warrants.

The Company received net proceeds from the Offering, after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company, of approximately $280.8 million. The Company expects to use $241.8 million of the net proceeds from the Offering, together with its existing cash, cash equivalents and marketable securities, to advance its clinical programs, including in early choroidal melanoma, and for registration-enabling activities for bel-sar, as well as for general corporate purposes. The Company intends to use approximately $39.0 million of the net proceeds from the Offering, to repurchase 6,922,870 shares of its common stock held by Matrix Capital Management Master Fund, LP (“Matrix”) at $5.64 per share, the price per share paid by the underwriters for shares of the Company’s common stock in the Offering (the “Stock Repurchase”). The Company believes that the net proceeds from this offering, together with its existing cash, cash equivalents and marketable securities, will enable it to fund its operating expenses and capital expenditure requirements into the second half of 2028.

The Offering was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-278253), which was previously filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2024 and became effective on April 5, 2024, and a related Registration Statement on Form S-3MEF (File No. 333-295515) effective as of May 4, 2026 and filed with the SEC pursuant to Rule 462(b) (collectively, the “Registration Statement”), and a related prospectus included in the Registration Statement, as supplemented by a preliminary prospectus supplement dated May 4, 2026 and a final prospectus supplement dated May 4, 2026 (the “Prospectus Supplement”).

The Underwriting Agreement contains customary representations, warranties and covenants of the Company and also provides for customary indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, and were solely for the benefit of the parties to such agreement.

The foregoing descriptions of the terms of the Underwriting Agreement and Pre-Funded Warrants are each qualified in its entirety by reference to the Underwriting Agreement and form of Pre-Funded Warrant that are filed as Exhibit 1.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Goodwin Procter LLP, counsel to the Company, delivered an opinion as to the legality of the issuance and sale of the Shares and the Pre-Funded Warrants in the Offering, which is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and certain of the materials filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the Offering and the Stock Repurchase, and expectations regarding the Company’s cash runway, use of capital, expenses and other future financial results. The words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements, such as those related to the about the net proceeds from the Offering, including to effect the Stock Repurchase, and the Company’s expected cash runway, are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K or the materials furnished or filed herewith, including, without limitation, uncertainties related to market conditions and the completion of the Stock Repurchase on the anticipated terms or at all.

These risks, uncertainties, and other factors include those risks and uncertainties described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the SEC and in subsequent filings made by the Company with the SEC, which are available on the SEC’s website at www.sec.gov. Except as required by law, the Company disclaims any intention or responsibility for updating or revising any forward-looking statements contained under this Item 1.01 in the event of new information, future developments or otherwise. These forward-looking statements are based on the Company’s current expectations and speak only as of the date hereof and no representations or warranties (express or implied) are made about the accuracy of any such forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 4, 2026, by and between the Company and Leerink Partners, TD Securities (USA) LLC and Evercore Group L.L.C., as representatives of the several underwriters named therein

4.1	Form of Pre-Funded Warrant to Purchase Common Stock

5.1	Opinion of Goodwin Procter LLP

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aura Biosciences, Inc.

Date: May 5, 2026	By:	/s/ Anthony Gibney
Anthony Gibney
Chief Financial and Business Officer